UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 23, 2003

Date of report (Date of earliest event reported)

MATRIXONE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29309	02-0372301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Littleton Road

Westford, Massachusetts 01886

(Address of Principal Executive Offices, including Zip Code)

(978) 589-4000

(Registrant’s telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

Exhibit Number	Description
99.1	Press release dated April 23, 2003 regarding the financial results of MatrixOne, Inc. for the third quarter ended March 29, 2003.

ITEM 9.    REGULATION FD DISCLOSURE

The following information is provided under Item 12 (Results of Operations and Financial Condition) of this Current Report on Form 8-K. On April 23, 2003, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, regarding its financial results for the third quarter ended March 29, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXONE, INC.

Date: April 23, 2003	By:	/s/ Maurice L. Castonguay
Maurice L. Castonguay Chief Financial Officer, Senior Vice President of Finance and Administration and Treasurer (principal financial and accounting officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated April 23, 2003 regarding the financial results of MatrixOne, Inc. for the third quarter ended March 29, 2003.